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                          VAN KAMPEN AMERICAN CAPITAL
                        LIMITED MATURITY GOVERNMENT FUND
           SUPPLEMENT DATED AUGUST 15, 1997, TO THE PROSPECTUS DATED
                                APRIL 30, 1997.

     The Board of Trustees has approved changes to the Fund's nonfundamental investment policies to (i) permit the Fund to invest primarily in any securities issued or guaranteed by any agency or instrumentality of the U.S. Government and
(ii) permit the Fund to invest up to 35% of its assets in asset-backed securities. In addition, the Board of Trustees approved the addition of certain investment policies to the Fund in order to enable the Fund to invest in (i) 144A securities, (ii) treasury inflation-indexed notes and (iii) corporate debt obligations with a credit rating of at least AA from Standard and Poor's Rating Group ("S&P") or Aa from Moody's Investors Service, Inc. ("Moody's") (or unrated securities of comparable quality). The Fund believes these changes will provide greater flexibility in achieving its investment objective.

     The third sentence of the first paragraph of the front cover, the sections of the Prospectus entitled "PROSPECTUS SUMMARY -- INVESTMENT POLICY" and "INVESTMENT OBJECTIVE AND POLICIES -- GENERAL" and any other place where it may be found are hereby amended by replacing the sentence "The Fund invests primarily in mortgage-related securities issued or guaranteed by an agency or instrumentality of the U.S. Government" with the sentence "The Fund invests primarily in any securities issued or guaranteed by an agency or instrumentality of the U.S. Government."

     The section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES -- ASSET-BACKED SECURITIES," and any other place where it may be found, is hereby amended by replacing the sentence "The Fund does not presently propose to invest more than 10% of its assets in asset-backed securities" with the sentence "The Fund does not presently propose to invest more than 35% of its assets in asset-backed securities."

     The section of the Prospectus entitled "INVESTMENT OBJECTIVES AND POLICIES" is hereby supplemented by adding the following sections:

          "TREASURY INFLATION-INDEXED NOTES. The Fund may invest in inflation-indexed notes offered by the U.S. Department of Treasury. The coupon interest rate as a percentage of principal for these securities is established in an open auction process and then remains constant over the life of the security. The principal value of the security is adjusted commensurate with changes in the U.S. Consumer Price Index for All Urban Consumers ("CPI-U"). Thus, semi-annual interest payments
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     are a fixed percentage of an adjusting principal value. Because the coupon-interest payments increase as the principal increases with the CPI-U measured inflation, the inflation-indexed notes are protected against inflation. Holders of inflation-indexed notes are taxed on the interest income received, as well as on the increase in principal that is due to the inflation adjustment. As a result, the after-tax annual yield on inflation-indexed notes is lower than the after-tax annual yield on a fixed-principal Treasury security of the same maturity. Inflation-indexed notes are expected to show less market risk/price volatility, as interest rates rise and fall, than a fixed-principal Treasury security of the same maturity, because inflation risk, as measured by CPI-U, is virtually eliminated on inflation-indexed notes. Even though inflation-indexed notes should experience less market volatility than regular fixed-principal instruments, they should not be viewed as a surrogate for a money market instrument or other cash equivalents."

          "CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate and other debt obligations rated at least AA from S&P or Aa from Moody's (or comparably rated by another nationally recognized rating agency) ("NRSO") or, if unrated, deemed to be of comparable credit quality by the Adviser. Securities rated AA by S&P are regarded by S&P as having a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degrees. Bonds which are rated Aa by Moody's are, in the opinion of Moody's, judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the highest rated bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities."